Rule 497(e)

Registration Nos. 333-168727 and 811-22452

FIRST TRUST SERIES FUND

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND

FIRST TRUST SHORT DURATION HIGH INCOME FUND

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND

(each a “Fund”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 29, 2021

Notwithstanding anything to the contrary in each Fund’s prospectus or statement of additional information, effective on or about August 30, 2021, Class C shares of a Fund that have been held for eight (8) years or more will automatically convert into Class A shares of the same Fund and will be subject to Class A shares’ lower distribution and service (12b-1) fees upon conversion.

Currently, Class C shares automatically convert into Class A Shares of the same Fund after ten (10) years, subject to the terms described in each Fund’s prospectus and statement of additional information. The Board of Trustees of the Trust has approved a proposal to reduce the time period after which the shares automatically convert from ten years to eight years.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.